UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2009

NTS MORTGAGE INCOME FUND
(Exact name of registrant as specified in its charter)

Delaware	0-18550	61-1146077
(State or other	(Commission file	(IRS Employer
jurisdiction of	number)	Identification No.)
incorporation)

10172 Linn Station Road
Louisville, Kentucky 40223
(Address of principal executive offices)

(502) 426-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On January 16, 2009, NTS Mortgage Income Fund (the “Fund”) sent a letter to its stockholders announcing its intention to cease filing periodic reports with the Securities and Exchange Commission (the “SEC”) under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund does not intend to file quarterly reports on Form 10-Q or annual reports on Form 10-K with the SEC, but will continue to disclose material events by filing current reports on Form 8-K with the SEC.

        The Fund made its determination to cease filing periodic reports with the SEC following a review of the relevant provisions of the Exchange Act and related SEC releases, rules and regulations, as well as SEC no-action authority with respect to the provision of relief from Exchange Act reporting requirements. This review affirms the Fund’s belief that it is in the best interest of its stockholders for it to cease filing periodic reports under the Exchange Act.

        Given that the Fund (i) has filed a certificate of dissolution with the Secretary of State of the State of Delaware, (ii) has adopted a Plan of Dissolution and Liquidation, (iii) will file reports on Form 8-K to disclose any material events relating to its winding up and dissolution, including the amount of any liquidation distributions, payments and expenses, (iv) will file a final report on Form 8-K and a Form 15 at the time the liquidation is complete, (v) is current in its reporting obligations under the Exchange Act, (vi) will issue audited financial statements for the period ending December 31, 2008, (vii) will make a final liquidating distribution as soon as practicable after it liquidates its investment in its primary remaining asset, the Fawn Lake development located near Fredericksburg, Virginia, and (ix) has severely curtailed its operations, the Fund believes the additional disclosure required by annual reports on Form 10-K and quarterly reports on Form 10-Q is of limited value to stockholders and the public. Moreover, the substantial burden and expense the Fund would experience in continuing to file periodic reports would have a significant impact on the Fund’s remaining assets and capital, thus reducing the amounts available for potential future liquidating distributions to stockholders.

        The Fund intends to continue to monitor SEC guidance and practice in this regard, and it is possible that in the future the Fund will determine that it is in the best interest of its stockholders and the public to re-commence filing periodic reports under the Exchange Act.

        A copy of the letter is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 7.01 disclosure by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
99.1	Letter to Stockholders dated January 16, 2009

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS MORTGAGE INCOME FUND

By:	Gregory A. Wells
Its:	Chief Financial Officer

Date:	January 16, 2009

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